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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2003 (July 31, 2003)

                        State Auto Financial Corporation
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             (Exact name of registrant as specified in its charter)

                                      Ohio
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                 (State or other jurisdiction of incorporation)

                    0-19289                        31-1324304
      -------------------------------- ----------------------------------
            (Commission File Number)    (IRS Employer Identification No.)

                518 East Broad Street, Columbus, Ohio   43215-3976
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               (Address of principal executive offices) (zip code)

        Registrant's telephone number, including area code (614) 464-5000
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                                       N/A
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          (Former name or former address, if changed since last report)




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                                                                          Page 2

ITEM 7:  Financial Statements and Exhibits

         (c)      Exhibits.

         Exhibit No.       Description
         -----------       -----------

         99.1 Press release issued by State Auto Financial Corporation on July 31, 2003.


ITEM 12: Results of Operations and Financial Condition

     On July 31, 2003, the Registrant issued a press release disclosing the Registrant's results of operations for the three-month and six-month periods ended June 30, 2003 (the "Release"). The full text of the Release is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

     The Release included a non-GAAP financial measure, net operational earnings per share. Net operational earnings per share is equal to GAAP net earnings per share other than that net operational earnings excludes realized capital gains and losses, net of applicable taxes, on investment activity for the period being reported. As disclosed in the Release, for the three-month periods ended June 30, 2003 and June 30, 2002, GAAP net earnings (loss) were $0.21 per diluted share and ($0.04) per diluted share, respectively, while net operational earnings (loss) were $0.14 per diluted share and ($0.02) per diluted share for these same respective periods. For the three-month periods ended June 30, 2003 and June 30, 2002, the difference between GAAP net earnings (loss) per share and net operational earnings (loss) per share was $0.07 and $0.02, respectively, of realized capital gains, net of applicable taxes.

     Management uses net operational earnings because it believes this calculation better indicates the Company's operational performance than GAAP net earnings because net operational earnings exclude sometimes volatile realized capital gains/losses that are usually one time events. Net operational earnings provide a more stable platform on which to predict future earnings of the Company.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    STATE AUTO FINANCIAL CORPORATION


Date:   August 7, 2003              By: /s/ Robert H. Moone
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                                        Robert H. Moone, President and CEO



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                                                                          Page 3

                                  EXHIBIT INDEX


Exhibit No.     Description of Exhibit
-----------     ----------------------

   99.1         Press release issued by State Auto Financial Corporation on
                July 31, 2003.